                                                                 EXECUTION COPY


                           SECOND AMENDMENT AGREEMENT

         This Second Amendment Agreement dated as of July 11, 1997 (this "Amendment") amends the Amended and Restated Credit Agreement dated as of February 21, 1996, as amended by the First Amendment Agreement dated as of January 31, 1997 (as so amended, the "Credit Agreement"), among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the banks party thereto (the "Banks"), Societe Generale, Southwest Agency, as Managing Agent and Administrative Agent, and NationsBank of Texas, N.A., as Documentation Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS pursuant to the Consent and Agreement dated as of the date hereof among the Borrower, the Agent and the Banks (the "Consent Agreement"), the Banks and the Agent have consented to the Borrower's sale of all of the capital stock of its subsidiary Cardinal Freight Carriers, Inc. (the "Cardinal Sale"), subject to the terms and conditions set forth therein;

         WHEREAS the Borrower has requested that the Credit Agreement be amended to (i) extend the Maturity Date, (ii) reflect that the Term Advances are being prepaid in full with the proceeds of the Cardinal Sale and that the Liquidity Facility is being terminated, and (iii) amend certain other terms therein; and the Banks have agreed to so amend the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS certain Banks have decided to assign all of their rights and obligations under the Credit Agreement, and several other Banks have agreed to assume the Revolving Commitments and the outstanding Revolving Advances of such assigning Banks as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

         1.1. Table of Contents. The Table of Contents is amended by deleting the references to "Exhibit B - Form of Term Note," "Exhibit L-2 - Form of Interim Receivables Report," "Exhibit R - Form of Intercreditor Agreement", and "Schedule 1.01(d) - Excess Revenue Equipment", and by retitling the reference to Schedule 1.01(a) as "Revolving Commitments."

         1.2.     Section 1.01.  Section 1.01 is hereby amended as follows:

         (a) The terms "Anticipated Reinvestment Amount," "Asset Sale," "Excess Revenue Equipment," "Interim Receivables Report," "Intercreditor Agreement," "Liquidity Agent," "Liquidity Banks," "Liquidity Facility," "Reinvestment Election," "Reinvestment Notice," "Reinvestment Prepayment Amount," "Reinvestment Prepayment Date," "Term Advance," "Term Borrowing," "Term Note" are deleted in their entirety.



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

         (b) Paragraph (d) is deleted from the definition of the term "Interest Period" in its entirety, and "; and" at the end of paragraph (c) is replaced with a period.

         (c) The phrase "the Intercreditor Agreement," is deleted from the term "Credit Documents".

         (d) The phrase "or, in the case of ABF, any later Interim Receivables Report," is deleted from the term "Eligible Receivables".

         (e) The following new terms are added in appropriate alphabetical order:

                  "Authorized Sale of Property" means any sale by the Borrower or any Guarantor of (i) real property owned by the Borrower or such Guarantor which is to be sold to a third party for fair market value, or (ii) Revenue Equipment owned by the Borrower or such Guarantor, to the extent such sale is in the ordinary course of business; provided that in each case, such sale would not, after giving effect to such sale, cause any Default.

                  "Calculation Day" means the Second Amendment Effective Date, the last day of each calendar month during 1997, and thereafter, the last day of each calendar quarter.

                  "Calculation Period" means, (i) with respect to the Second Amendment Effective Date, the twelve-month period ending June 30, 1997, (ii) with respect to any Calculation Day in 1997 other than the Second Amendment Effective Date, the twelve-month period ending on such day, and (iii) with respect to any Calculation Day after 1997, the period of the four consecutive calendar quarters ending on such day.

                  "Second Amendment" means the Second Amendment Agreement dated as of July 11, 1997 among the Borrower, the Agent, and the Banks which amended this Agreement.

                  "Second Amendment Effective Date" means the date the Second Amendment became effective in accordance with its terms.

                  "SocGen" means Societe Generale, Southwest Agency.

         (f) The definitions for the terms "Advance," "Applicable Margin," "Banks," "Borrowing," "Maturity Date," "Maximum Borrowing Base Real Property Amount," "Net Cash Proceeds," "Notes," "Permitted Priority Liens," and "Real Estate Value" are restated in their entirety, in each case as set forth below:

                  "Advance" means either a Revolving Advance or a Swingline Advance, any such Revolving Advance being either a Prime Rate Advance or a Eurodollar Rate Advance.

                  "Applicable Margin" means, at any time with respect to any Advance, commitment fees or letter of credit fees hereunder, the following percentages determined as a function of the ratio of the Borrower's Consolidated Indebtedness to its Consolidated EBITDA calculated as of the most recent Calculation Day for the applicable Calculation Period:



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


                                  Eurodollar                                                           Letter of
Indebtedness/                     Rate                   Prime Rate            Commitment              Credit
EBITDA                            Advances               Advances              Fees                    Fees
-----------                       ---------              --------              ------                  ------
less than 2.50                    1.00%                  -0-%                  .25%                    1.00%

>2.50 - <3.50                     1.25%                  .25%                  .25%                    1.25%
-
>3.50 - <4.00                     1.50%                  .50%                  .375%                   1.50%
-
>4.00 - <4.50                     1.75%                  .75%                  .375%                   1.75%
-
>4.50 - <4.75                     2.00%                  1.00%                 .50%                    2.00%
-
>4.75                             2.50%                  1.50%                 .50%                    2.50%
-


         The foregoing ratio (a) shall be determined for the period prior to the Second Amendment Effective Date as set forth in this Agreement prior to giving effect to the Second Amendment, (b) shall be recalculated on the Second Amendment Effective Date in accordance with the terms of Section 2 of the Second Amendment and the ratio determined on such day shall be deemed to be in effect at all times from and including the Second Amendment Effective Date to the date the Agent receives the unaudited Consolidated financial statements of the Borrower for the month ending July 31, 1997, and (c) shall thereafter be determined from the financial statements of the Borrower and its Consolidated Subsidiaries most recently delivered pursuant to Section 5.06(a) or Section 5.06(l) and certified to by an authorized financial officer of the Borrower in accordance with such Sections. Any change in the Applicable Margin shall be effective upon the date of delivery of the financial statements pursuant to Section 5.06(a) or Section 5.06(l), as the case may be, and receipt by the Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(a) or 5.06(l), as the case may be, such ratio shall be
         (i) deemed to be greater than or equal to 4.75 from the date such financial statements should have been delivered until the Borrower delivers such financial statements to the Agent and the Banks, and
         (ii) when such financial statements are in fact received by the Agent and the Banks, if it is determined that the actual ratio was less than 4.75, then the Applicable Margin for the period from the date such financial statements should have been delivered until the date the Agent and the Banks actually received such financial statements shall be recalculated to reflect the actual ratio for such period of time, and if interest or fees have been paid in the period prior to such recalculation, appropriate adjustment shall be made to the next scheduled payment of interest or fees to be made by the Borrower.

                  "Banks" means each of the lenders party to this Agreement, including without limitation each Eligible Assignee that shall become a party to this Agreement pursuant to Section 9.06.

                  "Borrowing" means a Revolving Borrowing or the making of a Swingline Advance by SocGen.

                  "Maturity Date" means August 11, 1999.

                  "Maximum Borrowing Base Real Property Amount" means $115,000,000.



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

                  "Net Cash Proceeds" means (a) the aggregate cash proceeds (including without limitation, insurance proceeds) received by the Borrower or any Guarantor in connection with any Capitalization Event, minus (b) the reasonable expenses of the Borrower or such Guarantor in connection with such Capitalization Event.

                  "Note" means a Revolving Note or the Swingline Note.

                  "Permitted Priority Liens" means (i) Existing Liens, and (ii) Liens permitted by paragraphs (c) and (d) of Section 6.01 solely to the extent such Liens are afforded priority under applicable law.

                  "Real Estate Value" means, with respect to any Eligible Real Property, (a) the appraised value of such Property if an appraisal less than two years old is available in connection with such Property, and otherwise the net book value of such Eligible Real Property as of the date of the most recent Borrowing Base Certificate (or, if applicable, Property Adjustment Report) delivered to the Banks less
         (b) the aggregate amount of Indebtedness (other than the Obligations and bond Indebtedness which is supported by a Letter of Credit) secured by Liens on such Property.

         1.3. Section 2.01. Section 2.01 is amended by deleting the text of paragraph (b) thereof in its entirety and by substituting therefor "[INTENTIONALLY LEFT BLANK]," and is further amended by deleting the number "$10,000,000" in paragraph (c) thereof and substituting therefore the number "$15,000,000."

         1.4.     Section 2.02.  Section 2.02 is amended by restating paragraphs
 (b) and (g) of such Section in their entirety as follows:

         (b) Conversions and Continuations. In order to elect to Convert or continue Advances comprising part of the same Revolving Borrowing under this Section, the Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Agent at the Agent's office no later than 11:00 a.m. (Dallas, Texas time) (i) on the Business Day of the proposed conversion date in the case of a Conversion of such Advances to Prime Rate Advances and (ii) at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to, or a continuation of, Eurodollar Rate Advances. Each such Notice of Conversion or Continuation shall be in writing or by telecopier, specifying (i) the requested Conversion or continuation date (which shall be a Business Day), (ii) the Borrowing amount and Type of the Advances to be Converted or continued, (iii) whether a Conversion or continuation is requested, and if a Conversion, into what Type of Advances, and (iv) in the case of a Conversion to, or a continuation of, Eurodollar Rate Advances, the requested Interest Period. Revolving Advances may only be Converted or continued as Revolving Advances. Swingline Advances may not be converted or continued. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a Continuation of Eurodollar Rate Advances, notify each Bank of the applicable interest rate under Section 2.06(b). For purposes other than the conditions set forth in Section 3.02, the portion of Revolving Advances comprising part of the same Revolving Borrowing that are Converted to Revolving Advances of another Type shall constitute a new Revolving Borrowing.


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

         (g) Notes. The indebtedness of the Borrower to each Bank resulting from Revolving Advances owing to such Bank shall be evidenced by the Revolving Note of the Borrower payable to the order of such Bank in substantially the form of Exhibit A. The indebtedness of the Borrower to SocGen resulting from Swingline Advances owing to SocGen shall be evidenced by the Swingline Note of the Borrower payable to the order of SocGen in substantially the form of Exhibit T.

         1.5. Section 2.04. Section 2.04 is amended by deleting from paragraph
(a) the phrase "Provided that the Liquidity Facility has terminated and all obligations thereunder have been paid in full," and by capitalizing the word "the" immediately thereafter, and is further amended by deleting paragraph (d) thereof in its entirety and by restating paragraph (c) thereof in its entirety as follows:

         (c) Capitalization Event. Upon the occurrence of any Capitalization Event, the aggregate Revolving Commitments shall reduce by an amount equal to 100% of the Net Cash Proceeds of such Capitalization Event.

         1.6.     Section 2.05.  Section 2.05 is amended by  deleting paragraph
(b) thereof in its entirety and by relettering paragraph (c) as paragraph (b).

         1.7. Section 2.07. Section 2.07 of the Credit Agreement is restated in its entirety as follows:

                  Section 2.07.     Prepayments.

                  (a) Right to Prepay. The Borrower shall have no right to prepay any principal amount of any Advance except as provided in this Section 2.07.

                  (b) Optional Prepayments. The Borrower may elect to prepay any of the Advances, after giving notice thereof to the Agent
                  (i) by 11:00 a.m. (Dallas, Texas time) on the day of prepayment of any Swingline Advance, and (ii) by 11:00 a.m. (Dallas, Texas time) at least three Business Days' prior to the day of prepayment of any Eurodollar Rate Advances, and at least one Business Day prior to the day of prepayment of any Prime Rate Advances. Such notice must state the proposed date and aggregate principal amount of such prepayment, whether such prepayment should be applied to reduce outstanding Revolving Advances or Swingline Advances, and if applicable, the relevant Interest Period for the Advances to be prepaid. If any such notice is given, the Borrower shall prepay Advances comprising part of the same Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, and shall also pay accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.08 as a result of such prepayment being made on such date; provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $1,000,000 or an integral multiple of $1,000,000.



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



                  (c)      Mandatory Prepayments.

                                    (i) Change of Control. On the fifth
                           Business Day following the Borrower's receipt of a Termination Notice pursuant to Section 2.04 (b) hereof, the Borrower shall be required to prepay all outstanding Advances in full and to deposit with the Agent into the Cash Collateral Account an amount equal to the Letter of Credit Exposure.

                                    (ii) Borrowing Base Deficiency. On each
                           Borrowing Base Determination Date, the Borrower shall be required to prepay Revolving Advances in an aggregate amount equal to the excess of (A) the aggregate amount of outstanding Revolving Advances and Letter of Credit Exposure on such date over (B) the Borrowing Base, as determined on such Borrowing Base Determination Date (or, upon payment in full of all outstanding Revolving Advances, to deposit with the Agent into the Cash Collateral Account an amount equal to the amount of the Letter of Credit Exposure which exceeds the Borrowing Base).

                                    (iii) Reduction of Revolving Commitments.
                           In the event the Revolving Commitments are reduced in accordance with Section 2.04(c), the Borrower shall prepay Revolving Advances to the extent the outstanding Revolving Advances plus the Letter of Credit Exposure exceed the reduced Revolving Commitments (or, upon payment in full of all outstanding Revolving Advances, to deposit with the Agent into the Cash Collateral Account an amount equal to the amount of the Letter of Credit Exposure which exceeds the Revolving Commitments as so reduced).

                                    (iv) Accrued Interest. Each prepayment
                           pursuant to this Section 2.07(c) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.08 as a result of such prepayment being made on such date.

                                    (v) Avoidance of Breakage Costs. In the
                           event that the amount of any mandatory prepayment of Advances under this Section 2.07(c) exceeds the aggregate principal amount of Advances which consist of Prime Rate Advances (the amount of such excess being the "Excess Amount"), the Borrower shall have the right, in lieu of making such prepayment in full, to prepay such outstanding Advances which are Prime Rate Advances and to deposit an amount equal to the Excess Amount with the Agent in the Cash Collateral Account maintained by and in the sole dominion and control of the Agent for the ratable benefit of the Banks. Any amount so deposited shall be held by the Agent as collateral for the Obligations and applied to the prepayment of Advances which are Eurodollar Rate Advances at the end of the current Interest Period(s) applicable thereto. On any day on which amounts collected in the Cash Collateral Account remain on deposit in or to the credit of the Cash Collateral Account after giving effect to the payment made on such day pursuant to this Section 2.07(c), and the Borrower shall have delivered to the Agent a written request or a telephonic request (which shall be promptly confirmed in writing) prior to 10:00 am (Dallas, Texas time) that such


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

                           remaining collected amounts be invested in cash equivalents specified in such request, the Agent shall invest such funds, to the extent the Agent is reasonably able to do so, in such cash equivalents as are acceptable to, and with no risk to, the Agent on an overnight basis or with maturities such that amounts will be available to pay the Obligations secured thereby as they become due, whether at maturity, by acceleration or otherwise; provided, however, that any loss resulting from such investments shall be charged to and be immediately payable by the Borrower on demand by the Agent.

                  (d) Ratable Payments. Each payment of any Advance pursuant to this Section 2.07 or any other provision of this Agreement shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

                  (e) Effect of Notice. All notices given pursuant to this Section 2.07 shall be irrevocable and binding upon the Borrower.

         1.8. Section 2.14. Section 2.14 is amended by deleting paragraph (b) in its entirety and substituting therefore the phrase "[INTENTIONALLY LEFT BLANK]".

         1.9. Section 2.17. Section 2.17 is hereby amended by adding a new paragraph (f) at the end thereof as follows:

                  (f) Authorized Sales of Property and Release of Liens by Agent. The Banks hereby acknowledge and agree that the Borrower and any Guarantor may from time to time elect to make an Authorized Sale of Property. In connection with any such Authorized Sale of Property, each of the Banks hereby agrees that the Agent is authorized to release, or to provide for the release, of any Lien held by the Agent for the benefit of the Banks upon the Property to be sold without further notice to, or consent from, the Banks; provided that on the date of the requested release of Lien and on the date of the sale of any such Property, no Default has occurred which is continuing (it being agreed by the Borrower that each request for a release of Lien shall constitute a representation and warranty from the Borrower in favor of the Banks, effective on the date of such release of Lien and on the date of the sale of such Property, that no Default has occurred and is continuing on such date or would result from the sale of such Property).

         1.10. Section 4.08. Section 4.08 is hereby amended by deleting paragraph (b) thereof and relettering paragraphs (c) and (d) as new paragraphs
(b) and (c).

         1.11. Section 5.06. Section 5.06 is amended by deleting the text of subparagraph (ii) of paragraph (i) thereof in its entirety and substituting therefore the phrase "[INTENTIONALLY LEFT BLANK]", and is further hereby amended by deleting the year "1996" from paragraph (l) thereof and substituting therefore the year "1997".

         1.12. Section 6.01. Section 6.01 is amended by deleting from paragraph
(a) the phrase "and securing the Liquidity Facility."

         1.13. Section 6.04. Section 6.04 is amended by deleting from clause
(b) thereof the phrase "unless the proceeds of any such sale are applied in accordance with Section 2.07(c)."


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

         1.14. Section 6.05. Section 6.05 is amended by deleting the phrase "(A) there are no Term Advances outstanding and (B)" in subclause (ii) of clause (b) of such Section, and each reference therein to "WWC" shall be deemed to mean "the Borrower" after the date of WWC's merger with and into the Borrower.

         1.15. Section 6.10. Section 6.10 is amended by deleting the phrase "in the Liquidity Facility and" from such Section.

         1.16. Section 6.13. Section 6.13 is amended by restating such Section in its entirety as follows:

               Section 6.13. Net Worth.

                  (a) The Borrower will not permit its Consolidated Net Worth at any time, tested on the last day of each month, to be less than (a) from the Second Amendment Effective Date to and including August 31, 1997, $117,500,000 and (b) from September 1, 1997 to and including December 31, 1997, $120,000,000.

                  (b) The Borrower will not permit its Consolidated Net Worth at any time on or after January 1, 1998, tested on the last day of each calendar quarter, to be less than an amount equal to $125,000,000 plus (A) 50% of cumulative Consolidated Net Income of the Borrower (without deduction for quarterly losses) for the period from January 1, 1998 to the date of determination plus (B) 100% of the net cash proceeds of any issuance of equity by the Borrower after the Effective Date.

         For purposes of calculating "Net Worth" pursuant to this Section 6.13, all earnings and losses of Treadco after December 31, 1996 shall be excluded therefrom.

         1.17. Section 6.14. Section 6.14 is amended by restating paragraph (b) thereof in its entirety as follows:

                  (b) The Borrower will not permit its Adjusted Consolidated EBITDA, as of the last day of any fiscal quarter on and after March 31, 1998 and for the Rolling Period ending on such date, to be less than $68,000,000 calculated on a cumulative basis.

         1.18. Section 6.15. Section 6.15 is amended by adding the following at the end of such Section before the period: "and (d) Capital Expenditures in an aggregate amount not to exceed $50,000,000 in fiscal year 1999."

         1.19. Section 6.16. Section 6.16 is amended by deleting the text of paragraph (a) and substituting the phrase "[INTENTIONALLY LEFT BLANK];" therefore.

         1.20. Section 7.01. Section 7.01 is amended by adding the word "or" after paragraph (i) thereof, deleting paragraph (l) thereof in its entirety, and putting a period instead of "; or" at the end of paragraph (j).

         1.21. Section 8.01. Section 8.01 is amended by deleting the phrase "and enforcement of the Intercreditor Agreement" inside the first parenthetical in the second sentence, and by deleting the phrase "(including without limitation the Intercreditor Agreement)" in the proviso of the second sentence.

         1.22. Section 9.01. Section 9.01 is amended by deleting the phrase "or 3.03" from the proviso at the end of such Section, and is further amended by adding the following phrase before the comma at the end of clause (g) thereof:
"or as provided in Section 2.17(f)."

         1.23. Section 9.06. Section 9.06 is amended by deleting the phrase "and Term Advances" from clause (i) of paragraph (a) thereof; by adding the word "Revolving" before the word "Advances" in clause (ii) of paragraph (a) thereof; by deleting the word "Notes" in clause (iv) of paragraph (a) thereof and in the first sentence of paragraph (e) thereof, and substituting in each place the words "Revolving Note"; by deleting the phrase "or the final scheduled maturity date of Term Advances pursuant to Section 2.05(b)" from clause (v) of paragraph (e) thereof; and by restating paragraph (d) thereof in its entirety as follows:

                  (d) Procedures. Upon its receipt of an Assignment and Acceptance executed by a Bank and an Eligible Assignee, together with the Revolving Note or, in the case of an assignment to another Bank, Revolving Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of the attached Exhibit H, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for such Note or Notes, a new Revolving Note payable to the order of such Eligible Assignee in amount equal to the Revolving Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained any Revolving Commitment hereunder, a new Revolving Note payable to the order of such Bank in an amount equal to, respectively, the Revolving Commitment retained by it hereunder. Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the attached Exhibit A.

         1.24. Exhibits and Schedules to Credit Agreement. Exhibits B, L-2 and R attached to the Credit Agreement are hereby deleted in their entirety; Exhibits H, L-1, L-3, P, Q and T attached to the Credit Agreement are hereby deleted and replaced with Exhibits H, L-1, L-3, P, Q and T attached hereto; and
Schedule 1.01(a) is hereby deleted and replaced with Schedule 1.01(a) attached hereto.

         2. Consummation of Cardinal Sale. The Borrower confirms to the Banks that the Cardinal Sale is being consummated on the terms and conditions set forth in paragraphs (a) and (b) of the Consent Agreement concurrently with the effectiveness of this Amendment.

         3. Termination of Liquidity Facility and Intercreditor Agreement. Upon the satisfaction of all conditions precedent to the effectiveness of this Amendment, the Borrower, the Agent, and each of the Banks (and in the case of each Bank which is also a Liquidity Bank, such Bank acting in its capacity also as a Liquidity Bank for purposes of this provision) agree that (i) the "Commitments" under Liquidity Facility are terminated, (ii) the Intercreditor Agreement has no further force or effect, (iii) all references in the Mortgages executed prior to the date hereof to the "Liquidity Credit Agreement" and parties thereto and to the "Intercreditor Agreement" shall have no further force or effect and the sole beneficiaries of the Liens thereunder are the Banks under the Credit Agreement, as amended hereby and as it may further be amended hereafter, and (iv) the phrase ", except as otherwise set forth in the Intercreditor Agreement," in Section 8.5(a) of each of the Borrower Security Agreement and the Guarantors Security Agreement is deemed to have been deleted.

         4. Assignments and Assumptions by Certain Banks.

            (a) As of the Amendment Effective Date described herein, (i) each of the Banks named on Annex A hereto under the heading Assigning Banks (each herein called an "Assigning Bank,") hereby sells and assigns and delegates to the Assuming Banks described herein all of its interest in and all of its rights and obligations under the Credit Agreement in connection with its Revolving Commitment and the Revolving Advances owing to it on such date (after giving effect to any prepayment of Revolving Advances on such date), the participation interest in the Letter of Credit Obligations held by it on such date, and the Revolving Note held by it, and (ii) each of the Banks named on Annex A hereto under the heading Assuming Banks (each herein called an "Assuming Bank") hereby purchases and assumes from the Assigning Banks a percentage of the "Aggregate Assigned Commitment Amount" (as set forth on Annex A to this Amendment) of such rights and obligations of the Assigning Banks, so as to result (after giving effect to such assumption) in such Assuming Bank having (A) a Revolving Commitment as set forth beside such Assuming Bank's name on Annex A attached to this Amendment, and (B) an aggregate amount of outstanding Revolving Advances owing to it (after giving effect to any prepayment of Revolving Advances on such date) equal to its Pro Rata Share of all Revolving Advances on such date (after giving effect to any prepayment of Revolving Advances on such date), and a participation interest in the Letter of Credit Obligations on such date equal to its Pro Rata Share of the Letter of Credit Exposure on such date (its Pro Rata Share in each case being determined using the Revolving Commitment of such Bank set forth on Annex A). Such assignments by the Assigning Banks are without recourse to such Assigning Banks and without representation or warranty except for the representations and warranties specifically set forth in paragraph (b) below.

            (b) Each Assigning Bank (i) represents and warrants that (A) its Revolving Commitment prior to giving effect to the assignment herein is as set forth on Annex A attached to this Amendment, (B) it is the holder of a Pro Rata Share (based on such Revolving Commitment) of all outstanding Revolving Advances and has not transferred, and will not transfer on or prior to the Amendment Effective Date (except in connection with the assignment herein), any interest in such Revolving Advances, and (C) it is the holder of a Pro Rata Share (based on such Revolving Commitment) of the Letter of Credit Exposure; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it and that such interest is free and clear of any adverse claim;
            (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant thereto; and (v) has delivered its Revolving Note to the Agent to be cancelled upon issuance of the replacement Revolving Notes referred to in paragraph (d) below.

            (c) Each Assuming Bank confirms all of its obligations in connection with the Credit Agreement and all representations of such Bank therein with respect to its increased Revolving Commitment and the Revolving Advances and the Letter of Credit Exposure assumed by it hereunder and confirms that it has delivered its Revolving Note to the Agent to be exchanged for the Revolving Notes referred to in paragraph (d) below.

            (d) The Borrower hereby agrees to execute and deliver to the Agent for the benefit of each Assuming Bank a replacement Revolving Note in favor of such Assuming Bank in the amount of such Assuming Bank's Revolving Commitment as set forth on Annex A hereto, and upon the Agent's receipt of such replacement Revolving Notes, each Assigning Bank and each Assuming Bank authorizes the Agent to deliver to the Borrower its prior Revolving Note marked cancelled.

            (e) Each of the Banks and the Borrower agrees that upon the Amendment Effective Date (as defined in paragraph 6 below), the assignments set forth herein shall become effective without the necessity of executing any Assignment and Acceptance in connection therewith, and that upon each Assigning Bank's receipt of payment of all outstanding Advances owing to it under the Credit Agreement and all accrued but unpaid interest and fees thereunder, such Assigning Bank shall thereafter be deemed to have relinquished all of its rights (other than rights against the Borrower pursuant to Sections 2.09, 2.11(c) and 9.07 of the Credit Agreement, which shall survive the assignments set forth herein) and shall be released from its respective obligations under the Credit Agreement.

            (f) Prior to 11:00 a.m. on the Amendment Effective Date (Dallas, Texas time), the Agent shall notify each Assuming Bank of the amount payable by such Assuming Bank in connection with effecting such assignment in its favor, which amount shall equal (i) such Assuming Bank's percentage of the "Aggregate Assigned Commitment Amount" (as such percentage is set forth on Annex A hereto), multiplied by (ii) the aggregate outstanding Revolving Advances of the Assigning Banks after giving effect to any prepayments of Revolving Advances on such date. Each Assuming Bank will pay such amount to the Agent prior to 1:00 p.m. (Dallas, Texas time) on the Amendment Effective Date, and upon the Agent's receipt of such payments from the Assuming Banks (or its confirmation of such payments) the Agent shall pay to each Assigning Bank prior to the close of business on the Amendment Effective Date (or on the next Business Day, together with interest on such amount at the Federal Funds Rate) the amount owed to such Assigning Bank on account of the principal amount of its outstanding Revolving Advances (after giving effect to any prepayment of Revolving Advances on such date).

            (g) Following the Amendment Effective Date, each of the Banks agrees that the Agent shall make all payments under the Credit

            Agreement and the Revolving Notes in respect of the interests assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees) to the respective Assuming Banks in accordance with their Revolving Commitments as set forth on Annex A hereto and on revised Schedule 1.01(a) to the Credit Agreement.

            (h) The Agent hereby agrees to waive its right to collect any administrative fees payable for the account of the Agent in connection with these assignments and assumptions pursuant to
            Section 9.06(a) of the Credit Agreement.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that each of the representations and warranties set forth in the Credit Agreement and in Section 7 of the Guaranty and in each Security Agreement are true and correct as of the date of this Amendment.

         6. Effectiveness of Amendment. This Amendment (and the assignments and assumptions described in paragraph 4 hereof) shall become effective on the date (the "Amendment Effective Date") the Agent has received the following:

         (a) counterparts of this Amendment executed by the Borrower and each of the Banks, a new Swingline Note payable to SocGen duly executed by the Borrower, and new Revolving Notes payable to each Assuming Bank duly executed by the Borrower;

         (b) a Certificate of Secretary or Assistant Secretary executed on behalf of the Borrower in a form satisfactory to the Agent which certifies the title, authority and true signature of the officer of the Borrower executing this Amendment, the new Swingline Note and the new Revolving Notes on behalf of the Borrower;

         (c) an amendment fee for the account of each Bank (other than the Assigning Banks) in an amount equal to .08% of the Revolving Commitment of such Bank as set forth on the revised Schedule 1.01(a) attached to this Amendment;

         (d) an amount for the ratable benefit of the Banks equal to the sum of
(i) all accrued but unpaid interest on account of Revolving Advances (to the extent not paid in connection with the application of the proceeds of the Cardinal Sale described in the Consent Agreement) and (ii) all fees accrued hereunder but unpaid as of such date;

         (e) evidence that the Cardinal Sale has been, or will be, consummated on and as of such date, and that proceeds of the Cardinal Sale, to the extent provided in the Consent Agreement, will be paid directly to the Agent for application against all obligations of the Borrower in connection with the Term Advances and, to the extent provided in the Consent Agreement, prepayment of Revolving Advances;

         (f) a Guarantors Consent duly executed by each Guarantor in substantially the form of Annex A to the Consent Agreement; and

         (g) evidence that the Liquidity Agent has received for the benefit of the Liquidity Banks and the Liquidity Agent all amounts owing by the Borrower in connection with the Liquidity Facility.

         7. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

         8. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

         9. ENTIRE AGREEMENT. THIS AMENDMENT, THE CONSENT AGREEMENT, AND THE CREDIT AGREEMENT AND OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, UNDERTAKINGS, UNDERSTANDINGS, REPRESENTATIONS OR OTHER ARRANGEMENTS, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, OF THE PARTIES IN CONNECTION HEREWITH EXCEPT TO THE EXTENT EXPRESSLY INCORPORATED OR SPECIFICALLY REFERRED TO HEREIN OR THEREIN.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                                        BORROWER:


                                        ARKANSAS BEST CORPORATION


                                        -----------------------------
                                        David E. Loeffler
                                        Vice President and
                                           Chief Financial Officer

                                        AGENT:


                                        SOCIETE GENERALE,
                                          SOUTHWEST AGENCY


                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------

                                        BANKS:


                                        SOCIETE GENERALE,
                                          SOUTHWEST AGENCY

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        NATIONSBANK OF TEXAS, N.A.

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------

                                     BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------



                                     ABN AMRO BANK N.V., HOUSTON AGENCY

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------


                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------



                                     NATIONSBANK, N.A. (successor to Boatmen's
                                     National Bank of St. Louis)

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------



                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------



                                     BANKBOSTON, N.A. (formerly known
                                     as The First National Bank of Boston)

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------



                                     DEPOSIT GUARANTY NATIONAL BANK

                                     ------------------------------
                                     By:
                                        ---------------------------
                                     Title:
                                           ------------------------

                                        PNC BANK, N.A.

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        ROYAL BANK OF CANADA

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        WELLS FARGO BANK (TEXAS), N.A.

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------

                                        BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED, NEW YORK BRANCH

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        UNITED STATES NATIONAL BANK
                                          OF OREGON

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------



                                        NATEXIS BANQUE BFCE
                                        (formerly known as Banque Francaise
                                        du Commerce Exterieur)

                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------


                                        ------------------------------
                                        By:
                                           ---------------------------
                                        Title:
                                              ------------------------